EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of SeaLife Corporation (the Company), does hereby certify, to such officer's knowledge, that:


The Quarterly Report on Form 10-QSB for three month period ended September 30, 2005 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 21, 2005

                                      By:  /S/ ROBERT A. MCCASLIN
                                           -------------------------------------
                                           Robert A. McCaslin,
                                           President and Chief Financial Officer